                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2000


                                WAVO CORPORATION
             (Exact name of registrant as specified in its charter)

    INDIANA                            0-24858                  86-0491428
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                  File Number)           Identification No.)




            3131 E. CAMELBACK ROAD, SUITE 320, PHOENIX, ARIZONA       85016
               (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code   (602) 952-5500


                                Not applicable.
         (Former name or former address, if changed since last report.)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On October 11, 2000, WAVO Corporation (the "Company") and WavePhore Networks, Inc. ("Networks"), a wholly-owned subsidiary of the Company, completed the sale of substantially all of the assets of Networks related to the satellite and FM delivery of data, to Cidera, Inc. ("Cidera"), a privately held Delaware corporation, for a purchase price of $12,000,000 in cash, $2,500,000 of Cidera's common stock, and the assumption of certain liabilities of Networks. The value of the Networks assets sold to Cidera and the amount and type of consideration paid were negotiated among the Company, Networks and Cidera. The assets sold to Cidera constituted approximately 33% of the Company's total assets and accounted for approximately 71% and 27% of the Company's total revenue and expenses, respectively, on a consolidated basis as of and for the fiscal year ended December 31, 1999, and approximately 41%, 76% and 23% of such amounts, respectively, as of and for the six months ended June 30, 2000. The Company expects to recognize a gain of approximately $2 million as a result of this transaction. The assets being sold to Cidera are not part of the Company's strategic focus for the future. The Company believes that this transaction will allow the Company to focus on its MediaXpress Internet media delivery business. Cidera also has become a preferred Original Equipment Manufacturer of the Company's MediaXpress service for Cidera's information provider customers. A copy of the Press Release issued by the Company on October 12, 2000 is attached hereto as Exhibit 99.1. Such Exhibit is incorporated by reference into this Item 2 and the foregoing description is qualified in its entirety by reference to such Exhibit.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro Forma Financial Information.

         The unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 1999 and the six months ended June 30, 2000 present historical statements of operations data for the Company, as if the sale of substantially all of the assets of WavePhore Networks, Inc. had been sold to Cidera, Inc. on January 1, 1999. The following unaudited pro forma condensed consolidated balance sheet at June 30, 2000 presents historical information as if the Cidera transaction had occurred on June 30, 2000. The pro forma data are not necessarily indicative of the financial position or results of operations which would actually have been reported had the transactions been consummated at the dates mentioned above or which may be reported in the future.

         The pro forma financial information should be read in conjunction with the notes to unaudited pro forma condensed financial information and the historical financial statements of Wavo Corporation and notes thereto.

                                Wavo Corporation
         Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2000
                                 (in thousands)

                                                                       LESS
                                                                     BUSINESS        PRO FORMA
                                                   HISTORICAL        DIVESTED        ADJUSTMENTS        PRO FORMA
                                                   --------------------------------------------------------------
ASSETS
Current assets:
    Cash and cash equivalents                      $  4,772          $     --         $ 10,505 (A)      $ 15,277
    Cash held in escrow                                  --                --              500 (B)           500
    Accounts receivable                               2,443             1,871               --               572
    Inventories                                       1,790             1,790               --                --
    Investments                                          --                --            2,500 (C)         2,500
    Prepaid expenses and other                        1,441                14               --             1,427
                                                   -------------------------------------------------------------
Total current assets                                 10,446             3,675           13,505            20,276

Property and equipment, net                           6,204             1,354               --             4,850
Goodwill, net                                         2,439                --               --             2,439
Intangible assets, net                               10,647             7,441               --             3,206
Deposits and other assets                               566                91               --               475
                                                   -------------------------------------------------------------
Total assets                                       $ 30,302          $ 12,561         $ 13,505          $ 31,246
                                                   =============================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                              $  2,180          $    117         $     --          $  2,063
     Deferred revenue                                 1,668               195               --             1,473
     Accrued expenses                                 3,094               178               --             2,916
     Bank credit lines                                1,660                --             (995) (D)          665
     Current portion of long-term debt                1,008                --               --             1,008
                                                   -------------------------------------------------------------
Total current liabilities                             9,610               490             (995)            8,125

Long-term debt, less current portion                    700                --               --               700
Other long-term liabilities                           1,024                --               --             1,024

Minority interest                                      (563)               --               --              (563)

1999 Series D preferred stock                         6,311                --               --             6,311

Shareholders' equity                                 13,220            12,071           14,500            15,649
                                                   -------------------------------------------------------------
Total liabilities and shareholders' equity         $ 30,302          $ 12,561         $ 13,505          $ 31,246
                                                   =============================================================


See Notes to Unaudited Pro Forma Financial Statements.

                                Wavo Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      for the year ended December 31, 1999
                      (in thousands, except per share data)

                                                                       LESS
                                                                     BUSINESS        PRO FORMA
                                                   HISTORICAL        DIVESTED        ADJUSTMENTS      PRO FORMA
                                                 --------------------------------------------------------------
Revenues                                         $ 22,115          $ 15,662          $    960 (E)      $  7,413
Cost of revenues                                   11,481             8,671               652 (F)         3,462
                                                 --------------------------------------------------------------
Gross margin                                       10,634             6,991               308             3,951

Operating expenses
Research and development                           13,269             1,965                --            11,304
Sales and marketing                                12,929             2,663                --            10,266
General and administrative                          6,039               190              (240)(G)         5,609
Amortization                                        1,783               709                --             1,074
Special charge                                      8,491                86                --             8,405
                                                 --------------------------------------------------------------
                                                   42,511             5,613              (240)           36,658
Other (income) expense:
Interest expense                                      258                --               (84)(H)           174
Interest income and other                            (605)               (6)               --              (599)
Gain on sale of business                               --                --                --                --
Minority interest                                    (417)               --                --              (417)
                                                 --------------------------------------------------------------
                                                     (764)               (6)              (84)             (842)
                                                 --------------------------------------------------------------
Net loss                                          (31,113)            1,384               632           (31,865)
Less: Preferred stock dividends                     1,437                --                --             1,437
                                                 --------------------------------------------------------------
Net loss after preferred stock dividends         $(32,550)         $  1,384          $    632          $(33,302)
Basic and dilutive net loss per common
share after preferred stock dividends            $  (1.13)                                             $  (1.16)
                                                 ==============================================================
Number of shares used in per share
 calculations                                      28,827                                                28,827
                                                 ==============================================================

See Notes to Unaudited Pro Forma Financial Statements.

                                Wavo Corporation
            Unaudited Pro Forma Condensed Consolidated Statements of
        Operations for the six months ended June 30, 2000 (in thousands, except per share data)

                                                                       LESS
                                                                     BUSINESS        PRO FORMA
                                                    HISTORICAL       DIVESTED        ADJUSTMENTS    PRO FORMA
                                                   ----------------------------------------------------------

Revenues                                           $  8,925          $  6,769      $   480 (E)       $  2,636
Cost of revenues                                      4,523             3,681          326 (F)          1,168
                                                   ----------------------------------------------------------
Gross margin                                          4,402             3,088           154             1,468

Operating expenses
Research and development                              6,040               770            --             5,270
Sales and marketing                                   7,044             1,072            --             5,972
General and administrative                            3,122                80          (120)(G)         2,922
Amortization                                            763               354            --               409
Special charge                                        1,973                --            --             1,973
                                                   ----------------------------------------------------------
                                                     18,942             2,276          (120)           16,546
Other (income) expense:
Interest expense                                        228                --           (42)(H)           186
Interest income and other                              (357)              (31)           --              (326)
Gain on sale of business                             (1,544)               --            --            (1,544)
Minority interest                                      (451)               --            --              (451)
                                                   ----------------------------------------------------------
                                                     (2,124)              (31)          (42)           (2,135)
                                                   ----------------------------------------------------------
Net loss                                            (12,416)              843           316           (12,943)
Less: Preferred stock dividends                       2,334                --            --             2,334
                                                   ----------------------------------------------------------
Net loss after preferred stock dividends           $(14,750)         $    843      $    316          $(15,277)
Basic and dilutive net loss per
common share after preferred stock dividends       $  (0.49)                                         $  (0.51)
                                                   ==========================================================
Number of shares used in per share calculations      30,117                                            30,117
                                                   ==========================================================

See Notes to Unaudited Pro Forma Financial Statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2000 and December 31, 1999.

         The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma condensed consolidated balance sheet as of June 30, 2000.

A. Cash proceeds from the sale of certain assets of WavePhore Networks, Inc., net of the cash used to paydown bank credit facilities ($995).

B. Cash proceeds from the sale of certain assets of WavePhore Networks, Inc. being held in escrow.

C. Investments recorded for common shares of Cidera issued to the Company as part of the sale of certain assets of WavePhore Networks, Inc.

D. Reduction of credit facilities using cash proceeds from the sale of certain assets of WavePhore Networks, Inc.

         The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma condensed consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000.

E. Revenue earned by Wavo from the sale of the Company's MediaXpress services to Cidera.

F.       Cost of FM radio station licenses retained by the Company.

G. Reduction in general and administrative overhead, including such expenses as compensation, audit fees and insurance.

H. Decrease of interest expense from reduction of bank credit facilities using cash proceeds from the sale of certain assets of WavePhore Networks, Inc.

(c)      Exhibits.


Exhibit Number             Description

99.1                       Press Release, dated October 12, 2000.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WAVO CORPORATION


Date:    October 26, 2000                   By: /s/ Kenneth D. Swenson
                                                -------------------------------
                                                  Kenneth D. Swenson
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1                       Press Release, dated October 12, 2000.